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                                                                   EXHIBIT 10.36

                                COMPS.COM, INC.
                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------



          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of COMPS.COM, INC. (the "Corporation"):

          Optionee:
          -------- ____________________________________________________________

          Grant Date:
          ---------- ___________________________________________________________

          Vesting Commencement Date:
          ------------------------- ____________________________________________

          Exercise Price:   $ ________________________________________ per share
          --------------

          Number of Option Shares: _____________________________________ shares
          -----------------------

          Expiration Date:
          --------------- _____________________________________________________

          Type of Option:     ________ Incentive Stock Option
          --------------

                              ________ Non-Statutory Stock Option

          Exercise Schedule:  The Option shall become exercisable for twenty-
          -----------------
          five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and shall become exercisable for the balance of the Option Shares in thirty-six (36) successive equal monthly installments upon Optionee's completion of each additional month of Service over the thirty-six
          (36) month period measured from the first anniversary of the Vesting Commencement Date. In no event shall the Option become exercisable for any additional Option Shares after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the COMPS.COM, INC. 1999 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee hereby acknowledges the receipt of a copy of the
          ---------
official prospectus for the Plan in the form attached hereto as Exhibit B. A
                                                                ---------
copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.
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          Employment at Will.  Nothing in this Notice or in the attached Stock
          ------------------
Option Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

DATED:
      -------------------------

                                    COMPS.COM, INC.

                                    By:
                                       ---------------------------------
                                    Title:
                                          ------------------------------


                                    ------------------------------------
                                              OPTIONEE

                                    Address:
                                            ----------------------------

                                    ------------------------------------



ATTACHMENTS
-----------
Exhibit A - Stock Option Agreement
Exhibit B - Plan Summary and Prospectus

                                       2
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                                   EXHIBIT A
                                   ---------

                             STOCK OPTION AGREEMENT
                             ----------------------
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                                   EXHIBIT B
                                   ---------

                          PLAN SUMMARY AND PROSPECTUS
                          ---------------------------